Borrowings	12 Months Ended
Dec. 31, 2024
Borrowings [Abstract]
Borrowings
12.	Borrowings

The borrowings consisted of the following:

	At December 31,
	2024	2023
Term loan I	$61,437	$105,263
Term loan II	170,517	177,396
Less borrowings – current	(60,413)	(59,151)
Borrowings – non-current	$171,541	$223,508

Term Loans

On July 23, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $240,211 with a maturity date 66 months from the drawdown date, August 28, 2020. This loan has a moratorium period of six months on both principal and profit and the Company shall make 60 monthly instalments commencing on March 29, 2021 for 60 instalments. The loan bears an interest rate of 3.5% per annum. This loan is secured by an asset sale agreement over Shariah compliant commodities, joint and several guarantees of certain directors of Win-Fung and a corporate guarantee provided by the Credit Guarantee Corporation Malaysia Berhad (CGC).

On August 17, 2020, the Company entered into a term loan agreement with a bank institution for a total facility of $239,499 with a maturity date 180 months from the drawdown date, December 8, 2020, where the first instalment commenced on January 1, 2021. The loan bears an interest rate of 3.2% per annum. This loan is secured by several asset sale agreements over Shariah compliant commodities, several joint and several guarantees of certain directors of Win-Fung, a legal charge over Win-Fung’s factory and a letter of subordination of advances from directors.

The annual maturities of the principal amount of both term loans as of December 31, 2024 are as follows:

Annual Maturities
2025	$60,413
2026	25,759
2027	13,226
2028	13,832
2029	14,469
Thereafter	104,255
Total	$231,954